                               EXIDE CORPORATION
                              AMENDED AND RESTATED
                      NONQUALIFIED STOCK OPTION AGREEMENT

     This Amended and Restated Nonqualified Stock Option Agreement (this "Agreement"), is made as of January 11, 2000 by Exide Corporation, a Delaware corporation (the "Company"), in favor of Robert A. Lutz (the "Optionee"). This Agreement amends and restates the Nonqualified Stock Option Agreement, made as of November 10, 1998, made by the Company in favor of the Optionee.

     As a material inducement to Optionee's agreement to become employed by the Company, on November 10, 1998 (the "Grant Date") the Company granted to the Optionee an option (the "Option") to acquire 1,800,000 shares of the Company's common stock, par value $.01 per share (the "Option Shares").

     Although the Option was not granted pursuant to a stock option plan, the Option was originally subject to the administrative provisions of the Company's 1993 Long-Term Incentive Plan. However, following the adoption of the Company's 1999 Stock Incentive Plan (the "Plan"), the Compensation Committee of the Board of Directors, at a meeting held January 11, 2000 determined that it would be desirable for the Option to be subject to the administrative provisions of the Plan and accordingly approved this Agreement. Certain terms used herein are defined in paragraph 7 below.

     The parties hereto hereby agree as follows:

          1.  Option.  Subject to the terms and conditions set forth herein and
              ------
in the Plan, the Optionee has been granted an Option to purchase the Option Shares at a price per share of $10.13 (the "Exercise Price"), payable upon exercise as set forth in Section 7(c) of the Plan. The Option shall expire at the close of business on the tenth anniversary of the Grant Date (the "Expiration Date"), subject to earlier expiration as provided in Section 7(b)(2) of the Plan. The Exercise Price and the number and kind of shares of the Company's Common Stock or other property for which the Option may be exercised shall be subject to adjustment as provided in Section 9 of the Plan. The Option is not intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Code.

          2.   Exercisability/Vesting.
               ----------------------

          (a)  Normal Vesting.  The Option granted hereunder may be exercised
               --------------
only to the extent it has become vested. The Option shall vest in three equal installments on each of the first three anniversaries of the Grant Date for so long as the Optionee is an officer or employee of the Company and shall become fully vested on the third anniversary of the Grant Date.

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          (b)  Vesting Under Certain Circumstances. Notwithstanding paragraph
               -----------------------------------
2(a) above, under certain circumstances the vesting rules in Section 7(b)(2) of the Plan shall apply.

          3.  Procedure for Exercise.  Subject to the terms of this Agreement
              ----------------------
and the Plan, the Optionee may exercise all or any portion of the Option by delivering written notice to the Company in the form attached hereto as Exhibit
                                                                        -------
A  together with payment of the Exercise Price in accordance with the provisions
-
of Section 7(c) of the Plan. The Option may not be exercised for a fraction of an Option Share.

          4.  Conformity with Plan.  The Option is not granted pursuant to a
              --------------------
stock option plan, however, the Option is intended to conform in all respects with, and is subject to the administrative provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan.

          5.   Rights of Optionee.  Nothing in this Agreement shall interfere
               ------------------
with or limit in any way the right of the Company to terminate the Optionee's employment at any time (with or without cause), nor confer upon the Optionee any right to continue in the employ of the Company for any period of time or to continue his or her present (or any other) rate of compensation.

          6.  Withholding of Taxes.   Withholding of taxes in connection with
              --------------------
the exercise of the Option shall occur in accordance with Section 13 of the Plan.

          7.  Certain Definitions.  For the purposes of this Agreement, the
              -------------------
following terms shall have the meanings set forth below:

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
any successor statute.

          "Common Stock" shall mean the Company's common stock, par value $.01
           ------------
per share.

          "Company" shall mean Exide Corporation, a Delaware corporation, and
           -------
(except to the extent the context requires otherwise) any subsidiary corporation of the Company as such term is defined in Section 424(f) of the Code.

          "Option Shares" shall mean (i) all shares of Common Stock issued or
           -------------
issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock.

                                 *  *  *  *  *

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         SIGNATURE PAGE TO AMENDED AND RESTATED STOCK OPTION AGREEMENT


     IN WITNESS WHEREOF, the Company has executed this Agreement as of January 11, 2000.


Optionee:                       Robert A. Lutz

Number of Option Shares:        1,800,000

Exercise Price:                 $10.13 per share

Grant Date:                     November 10, 1998

Normal Vesting:                 600,000 Option Shares on November 10, 1999
                                600,000 Option Shares on November 10, 2000
                                600,000 Option Shares on November 10, 2001




                                    EXIDE CORPORATION



                                    By:________________________
                                    Alan C. Johnson
                                    President and COO


                                    OPTIONEE



                                    Robert A. Lutz

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

                                   EXHIBIT A


               FORM OF LETTER TO BE USED TO EXERCISE STOCK OPTION


                                  ___________
                                      Date

Exide Corporation
645 Penn Street
Reading, Pennsylvania 19601

     I wish to exercise the stock option granted on November 10, 1998 and evidenced by an Amended and Restated Nonqualified Stock Option Agreement, dated as of January 11, 2000 (the "Agreement"), to acquire __________ shares of Common Stock of Exide Corporation, at an exercise price of $10.13 per share. In accordance with the provisions of paragraph 1 of the Agreement, I wish to make payment of the exercise price (please check all that apply):

          [ ]  in cash
          [ ]  by delivery of a promissory note
          [ ]  by delivery of shares of Common Stock held by me
          [ ]  by simultaneous sale through a broker of Option Shares

Please issue a certificate for these shares in the following name:

______________________________
Name

______________________________
Address

______________________________

                                    Very truly yours,

                                    ____________________________
                                    Signature

                                    ____________________________
                                    Typed or Printed Name

                                    ____________________________
                                    Social Security Number

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

                               EXIDE CORPORATION
                      NONQUALIFIED STOCK OPTION AGREEMENT

     This Nonqualified Stock Option Agreement, is made effective as of November 10, 1998, by Exide Corporation, a Delaware corporation (the "Company"), in favor of Robert A. Lutz (the "Optionee").

     As a material inducement to Optionee's agreement to become employed by the Company, on November 10, 1998 the Company granted to the Optionee an option (the "Option") to acquire 1,800,000 shares of the Company's common stock, par value $.01 per share, at an exercise price of $10.13 per share. Although not granted pursuant to a stock option plan, the Option is subject to the administrative provisions of the Company's 1993 Long-Term Incentive Plan.

IN WITNESS WHEREOF, the Company has executed this Agreement effective as of November 10, 1998.



                                    EXIDE CORPORATION



                                    By:__________________
                                    Alan C. Johnson
                                    President and COO

                                       5